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                                                                      EXHIBIT 23

      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our report dated May 24, 2002, included in this Form 11-K, into the USF Employees' 401K Retirement Plan's previously filed Registration Statement File No. 33-57634 dated January 28, 1993.


      /s/ Arthur Andersen LLP
      ------------------------
          Arthur Andersen LLP

      Chicago, Illinois
      May 24, 2002